Consolidated Income Statement (Parenthetical) - USD ($) shares in Thousands, $ in Millions		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net (income) loss attributable to noncontrolling interests		$ (24)	$ (1)	$ (64)
Basic (shares)	[1]	1,034,281	1,066,286	1,104,719
Diluted (shares)	[1]	1,040,290	1,072,013	1,112,511
Less: Earnings allocated to participating securities	[1]	$ 43	$ 52	$ 43
Investment Management
Net (income) loss attributable to noncontrolling interests		$ 33	$ 10	$ 68

[1]	Beginning in the third quarter of 2017, vested stock awards to retirement eligible employees are included in common shares outstanding for earnings per share purposes. This change resulted in a de minimis increase to both average basic and average diluted shares outstanding.